EXHIBIT 10.20

Confidential Treatment
Requested Pursuant to Rule 24b-2

Supplemental Agreement No. 5

to

Purchase Agreement No. PA-03659

between

The Boeing Company

and

Air Lease Corporation

This Supplemental Agreement is entered into as of August 17, 2015, (Supplemental Agreement No. 5) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer);

All terms used but not defined in this Supplemental Agreement No. 5 have the same meaning as in the Purchase Agreement;

WHEREAS, Boeing and Customer have entered into Purchase Agreement No. PA-03659 dated as of October 31, 2011 (the Purchase Agreement) relating to the purchase and sale of Model 787-9 aircraft and Model 787-10 aircraft;

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to revise the referenced serial numbers for the following Aircraft:

Aircraft Block	Delivery Month	Prior Serial Number	New Serial Number
Block A	[*]	[*]	[*]
Block B	[*]	[*]	[*]
Block B	[*]	[*]	[*]

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to transfer the Code 1 configuration introduction that was reserved for the 787-9 Block A

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

i

BOEING PROPRIETARY

Aircraft with a nominal delivery month of [*], bearing serial number [*], to an aircraft under Purchase Agreement No. 3290 between Customer and Boeing.

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to identify [*] as the lessee for the [*] Aircraft with a nominal delivery month of [*], which bears serial number [*].

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to document Customer’s Engine selection for the Aircraft identified for lease to [*].

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.           TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced by a new Table of Contents, provided as Enclosure 1 to this Supplemental Agreement No. 5, which reflects the revisions set forth in this Supplemental Agreement No. 5.

2.           TABLE 1.

a.Table 1A to Purchase Agreement No. PA-03659, 787-9 Block A Aircraft Delivery, Description, Price and Advance Payments General Electric GEnx-1B74/75 Engines is deleted in its entirety and replaced by Table 1A to Purchase Agreement No. PA-03659, 787-9 Block A Aircraft Delivery, Description, Price and Advance Payments General Electric Engines, provided as Enclosure 2 to this Supplemental Agreement No. 5 and hereby incorporated into the Purchase Agreement.  [*]. This Table 1A  also reflects the removal of the Code 1 configuration introduction that was reserved for the 787-9 Block A Aircraft with a nominal delivery month of [*];

b.Table 1A to Purchase Agreement No. PA-03659, 787-9 Block A Aircraft Delivery, Description, Price and Advance Payments Trent 1000-J Engines is deleted in its entirety and replaced by Table 1A to Purchase Agreement No. PA-03659, 787-9 Block A Aircraft Delivery, Description, Price and Advance Payments Rolls Royce Engines, provided as Enclosure 3 to this Supplemental Agreement No. 5 and hereby incorporated into the Purchase Agreement.  [*]. This Table 1A  also reflects the removal of the Code 1 configuration introduction that was reserved for the 787-9 Block A Aircraft with a nominal delivery month of [*];

c.Table 1B to Purchase Agreement No. PA-03659, 787-9 Block B Aircraft Delivery, Description, Price and Advance Payments General Electric GEnx-1B74/75 Engines is deleted in its entirety and replaced by Table 1B to Purchase Agreement No. PA-03659,

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

ii

BOEING PROPRIETARY

787-9 Block B Aircraft Delivery, Description, Price and Advance Payments General Electric Engines, provided as Enclosure 4 to this Supplemental Agreement No. 5 and hereby incorporated into the Purchase Agreement.  This Table 1B contains the revised serial numbers for the 787-9 Block B Aircraft scheduled to deliver in [*];

d.Table 1B to Purchase Agreement No. PA-03659, 787-9 Block B Aircraft Delivery, Description, Price and Advance Payments Trent 1000-J Engines is deleted in its entirety and replaced by Table 1B to Purchase Agreement No. PA-03659, 787-9 Block B Aircraft Delivery, Description, Price and Advance Payments Rolls Royce Engines, provided as Enclosure 5 to this Supplemental Agreement No. 5 and hereby incorporated into the Purchase Agreement.  This Table 1B contains the revised serial numbers for the 787-9 Block B Aircraft scheduled to deliver in [*].

The Purchase Agreement will be deemed to be amended to the extent herein provided and as so amended will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

BY:	/s/ Patrick McKelvey	BY:	/s/ Grant Levy

ITS:	Attorney-In-Fact	ITS:	Executive Vice President

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

iii

BOEING PROPRIETARY

Enclosure 1

PURCHASE AGREEMENT NUMBER PA-03659

Between

THE BOEING COMPANY

and

Air Lease Corporation

Relating to Boeing Model 787-9 and 787-10 Aircraft

PA Page 1

BOEING PROPRIETARY

Enclosure 1

TABLE OF CONTENTS

ARTICLES

Article 1.	Quantity, Model, Description and Inspection	SA-2
Article 2.	Delivery Schedule	SA-2
Article 3.	Price	SA-2
Article 4.	Payment	SA-2
Article 5.	Additional Terms	SA-2

TABLE

IA.	787-9 Block A Aircraft Information Table	SA-5
IB.	787-9 Block B Aircraft Information Table	SA-5
IC.	787-10 Block A Aircraft Information Table	SA-3

EXHIBIT
A.	Aircraft Configuration	SA-2
B.	Aircraft Delivery Requirements and Responsibilities	SA-2

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment Airframe and Optional Features	SA-2
BFE1.	BFE Variables	SA-4
CS1.	Customer Support Document	SA-2
EE1.	[*], Engine Warranty and Patent Indemnity – General Electric Engines	SA-2
EE1.	[*], Engine Warranty and Patent Indemnity – Rolls Royce Engines	SA-2
SLP1.	Service Life Policy Components	SA-2

LETTER AGREEMENTS

LA-1104716R1	[*]	SA-2
LA-1104717R1	Demonstration Flight Waiver	SA-2
LA-1104718R1	[*]	SA-2
LA-1104719R1	Other Matters	SA-2
LA-1104720R2	Advance Payment Matters	SA-4
LA-1104721R1	[*]	SA-2
LA-1104722R1	Assignment of Customer's Interest to a Subsidiary or Affiliate	SA-2
LA-1104724	e-Enabling Software Matters
LA-1104725R1	[*]	SA-2

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

PA Page 2

BOEING PROPRIETARY

Enclosure 1

LA-1104726R1	Special Matters relating to COTS Software and End User License Agreements	SA-2
LA-1104727R2	AGTA Matters	SA-2
LA-1104728R1	Leasing Matters for 787 Aircraft	SA-2
LA-1104729R1	Liquidated Damages - Non-Excusable Delay	SA-2
LA-1104730R2	Open Configuration Matters	SA-4
LA-1104731R1	Performance Guarantees - 787-9 Block A Aircraft	SA-2
LA-1104733R1	Special Terms - Seats and In-flight Entertainment	SA-2
LA-1104734R1	Special Matters - 787-9 Block A Aircraft	SA-2
LA-1300863	Performance Guarantees - 787-10 Block A Aircraft	SA-2
LA-1300864	Performance Guarantees - 787-9 Block B Aircraft	SA-2
LA-1301080	Special Matters - 787-9 Block B Aircraft	SA-2
LA-1301081	Special Matters - 787-10 Block A Aircraft	SA-2
LA-1301082	[*]	SA-2
LA-1301083	Promotional Support - 787-10 Aircraft	SA-2
LA-1301084	[*]	SA-2
LA-1302043	[*]	SA-2
LA-1302348R1	[*]	SA-2

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

PA Page 3

BOEING PROPRIETARY

Enclosure 2

Table 1A To

Purchase Agreement No. PA-03659

787-9 Block A Aircraft Delivery, Description, Price and Advance Payments

General Electric Engines

Airframe Model/MTOW:	787-9	545,000 pounds	Detail Specification:	787B1‑4102‑D (4/27/2011)

Engine Model/Thrust:	GENX‑1B74/75	74,100 pounds	Airframe Price Base Year/Esc. Formula:	[*]	[*]

Airframe Price:		[*]	Engine Price Base Year/Esc. Formula:	[*]	[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Est.:		[*]	Engine Escalation Data:

Seller Purchased Equipment (SPE) Est.:		[*]	Base Year Index (ECI):	[*]

In Flight Entertainment (IFE) Est:		[*]	Base Year Index (CPI):	[*]

Deposit per Aircraft:		[*]

		Manufacturer’s						Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Optional	P.A.	Engine	Engine		Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	Number	Features Price	Exhibit A	Selection	Price	Lessee	(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2016	1	[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]					[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]						[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2019*	1	[*]						[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	4

[*]

Manufacturer serial number is subject to change due to production changes

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Boeing Proprietary

Enclosure 3

Table 1A To

Purchase Agreement No. PA-03659

787-9 Block A Aircraft Delivery, Description, Price and Advance Payments

Rolls Royce Engines

Airframe Model/MTOW:	787-9	545,000 pounds	Detail Specification:	787B1‑4102‑D (4/27/2011)

Engine Model/Thrust:	TRENT1000‑J	73,800 pounds	Airframe Price Base Year/Esc. Formula:	[*]	[*]

Airframe Price:		[*]	Engine Price Base Year/Esc. Formula:	[*]	[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Est.:		[*]	Engine Escalation Data:

Seller Purchased Equipment (SPE) Est.:		[*]	Base Year Index (ECI):	[*]

In Flight Entertainment (IFE) Est:		[*]	Base Year Index (CPI):	[*]

Deposit per Aircraft:		[*]

		Manufacturer’s						Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Optional	P.A.	Engine	Engine		Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	Number	Features Price	Exhibit A	Selection	Price	Lessee	(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]-~~2016~~	~~1~~	[*]			[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]					[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]						[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2019*	1	[*]						[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	4

[*]

Manufacturer serial number is subject to change due to production changes

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Boeing Proprietary

Enclosure 4

Table 1B To

Purchase Agreement No. PA-03659

787-9 Block B Aircraft Delivery, Description, Price and Advance Payments

General Electric Engines

Airframe Model/MTOW:	787-9	553,000 pounds	Detail Specification:	787B1‑4102‑J (5/17/2013)	t

Engine Model/Thrust:	GENX‑1B74/75	74,100 pounds	Airframe Price Base Year/Esc. Formula:	[*]	[*]

Airframe Price:		[*]	Engine Price Base Year/Esc. Formula:	[*]	[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Est.:		[*]	Engine Escalation Data:

In Flight Entertainment (IFE) Est:		[*]	Base Year Index (ECI):	[*]
			Base Year Index (CPI):	[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer’s						Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Optional	P.A.	Engine	Engine		Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	Number	Features Price	Exhibit A	Selection	Price	Lessee	(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2016	1	[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]						[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]						[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2020		[*]						[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	3

[*]
[*]

Manufacturer serial number is subject to change due to production changes

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Boeing Proprietary

Enclosure 5

Table 1B To

Purchase Agreement No. PA-03659

787-9 Block B Aircraft Delivery, Description, Price and Advance Payments

Rolls Royce Engines

Airframe Model/MTOW:	787-9	553,000 pounds	Detail Specification:	787B1-4102‑J (5/17/2013)

Engine Model/Thrust:	TRENT1000‑J	74,400 pounds	Airframe Price Base Year/Esc. Formula:	[*]	[*]

Airframe Price:		[*]	Engine Price Base Year/Esc. Formula:	[*]	[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Est.:		[*]	Engine Escalation Data:

In Flight Entertainment (IFE) Est::		[*]	Base Year Index (ECI):	[*]
			Base Year Index (CPI):	[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer’s						Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Optional	P.A.	Engine	Engine		Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	Number	Features Price	Exhibit A	Selection	Price	Lessee	(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]-~~2016~~	~~1~~	[*]			[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	~~1~~	[*]			[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]					[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]					[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2020		[*]					[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	3

[*]

Manufacturer serial number is subject to change due to production changes

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Boeing Proprietary